                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  November 13, 1996
                                                         -----------------



                          PREMIERE TECHNOLOGIES, INC.
                           (Exact name of registrant
                          as specified in its charter)




              Georgia               33-80547           59-3074176
--------------------------------------------------------------------------------
          (State or other         (Commission       (I.R.S. Employer
          jurisdiction of         File Number)     Identification No.)
          incorporation)


              3399 Peachtree Road, N.E.
              The Lenox Building
              Suite 400, Atlanta, Georgia                  30326
--------------------------------------------------------------------------------
          (Address of principal executive officers)      (Zip Code)



      Registrant's telephone number, including area code:  (404) 262-8400

                                      N/A
           ---------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On November 13, 1996, Premiere Technologies, Inc. ("Premiere") and WorldCom, Inc. ("WorldCom") entered into a Strategic Alliance Agreement (the "Agreement"). The agreement provides for a long-term relationship between the parties under which Premiere became a preferred platform services provider for WorldCom and its subsidiaries with respect to enhanced calling programs. Premiere and WorldCom agreed to identify and pursue opportunities to sell each company's services and products to the other company's customers, and Premiere and WorldCom agreed to develop joint service offerings to be marketed to third parties. Under the Agreement, Premiere issued 2,050,000 shares of its $.01 par value per share common stock (the "Shares") and paid $4,700,000 in cash to WorldCom, and WorldCom transferred to Premiere certain assets held by WorldCom. In connection with the issuance of the Shares, Premiere and WorldCom entered into an Investment Agreement providing Premiere with certain rights of first refusal with respect to disposition of the Shares and providing WorldCom with certain registration rights with respect to the Shares. The Agreement is subject to a number of other terms and conditions, including rights of termination, as set forth therein.

Item 7.  Exhibits.

         (c)  Exhibits.

         10.1 Strategic Alliance Agreement dated November 13, 1996, by and between Premiere Technologies, Inc. and WorldCom, Inc.(1)

         10.2 Investment Agreement dated November 13, 1996, by and between Premiere Technologies, Inc. and WorldCom, Inc.

         10.3 Press Release dated November 13, 1996.



------------------
(1) Portions of this exhibit are the subject of a Request for Confidential Treatment. The copy filed as an exhibit omits the information subject to the confidentiality request.

                                 EXHIBIT INDEX



10.1 Strategic Alliance Agreement dated November 13, 1996, by and between Premiere Technologies, Inc. and WorldCom, Inc.(1)

10.2 Investment Agreement dated November 13, 1996, by and between Premiere Technologies, Inc. and WorldCom, Inc.

10.3   Press Release dated November 13, 1996.



------------------
(1) Portions of this exhibit are the subject of a Request for Confidential Treatment. The copy filed as an exhibit omits the information subject to the confidentiality request.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         PREMIERE TECHNOLOGIES, INC.



                         By: /s/ Patrick G. Jones
                            -------------------------------------------
                             Patrick G.  Jones
                             Senior Vice President of Finance and Legal

Dated: November 13, 1996